UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 12, 2022

VYNE Therapeutics Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38356	45-3757789
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

520 U.S. Highway 22, Suite 204

Bridgewater, New Jersey 08807

(Address of principal executive offices, including Zip Code)

(800) 775-7936

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	VYNE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Explanatory Note

On January 12, 2022, VYNE Therapeutics Inc. (“VYNE” or the “Company”) entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Journey Medical Corporation (“Journey”) pursuant to which VYNE divested its Molecule Stabilizing Technology franchise, including AMZEEQ, ZILXI, and FCD105, to Journey (the “Sale”).

This Current Report on Form 8-K/A supplements Item 9.01 of the Current Report on Form 8-K filed with the Securities and Exchange Commission on January 13, 2022 related to the completion of the Sale (the "Original Form 8-K"). The purpose of this amendment is to provide certain pro forma financial information in connection with the Sale, and provide additional information with respect to the Company's board of directors (the "Board").

Except as set forth herein, no modifications have been made to the information contained in the Original Form 8-K.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Company deeply regrets to announce that Mr. Rex Bright passed away on January 11, 2022. Mr. Bright was a director of the Company and also served as the Chair of the Company’s Compensation Committee and a member of the Company’s Audit Committee.

David Domzalski, Chief Executive Officer and Board member, said “on behalf of the Company, its entire board of directors and management team, I would like to acknowledge Rex’s tireless dedication and service to the Company. Rex was an outstanding director and he will be missed not only as a colleague, but also as a friend. We are thankful for his guidance, wisdom and outstanding leadership. We extend our sincerest condolences to Rex’s family.”

On January 14, 2022, the Board appointed (i) Patrick LePore to serve as a member of the Company’s Audit Committee and (ii) Elisabeth Sandoval to serve as chairperson of the Compensation Committee.

Item 9.01. Financial Statements and Exhibits.

(b)   Pro Forma Financial Information

The Company’s unaudited pro forma condensed consolidated financial information is included as Exhibit 99.1 hereto and is incorporated by reference in this Item 9.01(b).

(d) Exhibits

The following exhibit is being filed herewith.

Exhibit No.	Description

99.1	Unaudited Pro Forma Condensed Consolidated Financial Information.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VYNE THERAPEUTICS INC.

Date: January 14, 2022	By:	/s/ Mutya Harsch
Mutya Harsch Chief Legal Officer and General Counsel